LIMITED POWER OF ATTORNEY

       KNOWN ALL MEN BY THESE PRESENTS, that I, Herbert F. Hansmeyer, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 29th day of September 1997.


WITNESS

/s/ Kathleen Doolwith                           /s/ Herbert Hansmeyer
___________________________                     _____________________________
                                                Herbert Hansmeyer





                       LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that I, Michael P Sullivan, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 5th day of September 1997.


WITNESS

/s/ Karen M Amundson                            /s/ Michael P. Sullivan
___________________________                     _____________________________
                                                Michael P. Sullivan



                       LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that I, Jerry E. Robertson, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 4th day of September 1997.


WITNESS

                                                /s/ Jerry E. Robertson
___________________________                     _____________________________
                                                Jerry E. Robertson




                         LIMITED POWER OF ATTORNEY

       KNOWN ALL MEN BY THESE PRESENTS, that I, Gerhard G. Rupprecht, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a securi.y under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this ____ day of ___________ 1997.


WITNESS

                                                /s/ Gerhard G. Rupprecht
___________________________                     _____________________________
                                                Gerhard G Rupprecht


I hereby certify that the above is the true signature, acknowledged in my presence of

                         Dr. Gerhard Rupprecht
                   Chairman of the Board of Management
               Reinsburgstrabe 19, 70178 Stuttgart, Germany

personally known to me.

                                 Stuttgart, den 17.09.1997

                                 /s/ Dr. Kubler

                                 Dr. Kubler



                       LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that I, Dennis J. Dease, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 5th day of September 1997.


WITNESS

/s/ Sandra J. Schwartz                          /s/ Dennis J. Dease
___________________________                     _____________________________
                                                Dennis J. Dease



                         LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that I, James R. Campbell, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 8th day of September 1997.


WITNESS

/s/ Carrie Knowles                              /s/ James R. Campbell
___________________________                     _____________________________
                                                James R. Campbell








                        LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Edward J Bonach, Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Senior Vice President and Chief Financial Officer on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 7th day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Edward J. Bonach
___________________________                     _____________________________
                                                Edward J. Bonach



                         LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Lowell C. Anderson, Chairman of the Board, President & Chief Executive Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Michael T. Westermeyer, as my attorney and agent, for me, and in my name as Chairman of the Board, President & Chief Executive Officer on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 3rd day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Lowell C. Anderson
___________________________                     _____________________________
                                                Lowell C. Anderson


                         LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert M. Kimmitt, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually, as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 6th day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Robert M. Kimmitt
___________________________                     _____________________________
                                                Robert M. Kimmitt